UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 22, 2006

CITIZENS COMMUNICATIONS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-11001	06-0619596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (203) 614-5600
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 22, 2006, Citizens Communications Company (the “Company”) completed its previously announced offering of $400 million aggregate principal amount of 7.875% senior unsecured notes due 2027. The notes were offered to investors in a private placement in reliance on Rule 144A under the Securities Act of 1933 (the “Securities Act”) and to non-U.S. investors in reliance on Regulation S under the Securities Act.

The notes were issued pursuant to an indenture dated December 22, 2006 with The Bank of New York as trustee. The notes bear interest at the rate of 7.875% per year. Interest on the notes is payable on January 15 and July 15 of each year, beginning on July 15, 2007. The notes will mature on January 15, 2027. The Company may, at its option, redeem some or all of the notes at any time by paying a make-whole premium, plus accrued and unpaid interest, if any, to the date of redemption. The notes are senior unsecured obligations of the Company and rank equally with all of its other existing and future senior unsecured indebtedness. The indenture contains certain covenants, events of default and other customary provisions.

The notes have not been registered under the Securities Act or any state securities laws and may not be sold by investors except in a transaction registered under, or exempt from, the registration provisions of the Securities Act and applicable state securities laws. The Company also entered into a registration rights agreement with the initial purchasers of the notes pursuant to which the Company has agreed to file with the Securities and Exchange Commission an exchange offer registration statement or, in certain circumstances, a shelf registration statement.

        The foregoing description of the notes, the indenture and the registration rights agreement is only a summary and is qualified in its entirety by reference to the full text of the indenture and the registration rights agreement. Copies of the indenture and the registration rights agreement are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

        The information in Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description
4.1	Indenture dated as of December 22, 2006 (including the Form of Note, attached thereto as Exhibit A).
4.2	Registration Rights Agreement dated as of December 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNICATIONS COMPANY

Date:	December 28, 2006	By:	/s/ Donald R. Shassian
Name: Donald R. Shassian Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture dated as of December 22, 2006 (including the Form of Note, attached thereto as Exhibit A).
4.2	Registration Rights Agreement dated as of December 22, 2006.